Exhibit 99.2

SEMPRA ENERGY
Table F (Unaudited)

Income Statement Data by Business Unit

Three Months Ended June 30, 2008

(Dollars in millions)	SDG&E	SoCalGas	Commodities	Generation	Pipelines & Storage	LNG	Consolidating Adjustments, Parent & Other	Total

Revenues	$ 754	$ 1,143	$ 16	$ 482	$ 118	$ 5	$ (15)	$ 2,503

Cost of Sales and Other Expenses	(564)	(971)	(43)	(423)	(114)	(32)	(7)	(2,154)

Depreciation & Amortization	(78)	(71)	-	(14)	(3)	(2)	(3)	(171)

Gains on Sale of Assets	-	-	109	-	-	-	-	109

Equity Earnings (Losses) Recorded Before Income Tax	-	-	146	-	12	-	(3)	155

Other Income, Net	5	2	-	1	3	-	6	17

Income (Loss) Before Interest & Tax (1)	117	103	228	46	16	(29)	(22)	459

Net Interest (Expense) Income (2)	(21)	(11)	(4)	(2)	1	(1)	7	(31)

Income Tax (Expense) Benefit	(35)	(36)	(94)	(21)	(11)	2	(7)	(202)

Equity Earnings Recorded Net of Income Tax	-	-	-	-	18	-	-	18

Net Income (Loss)	$ 61	$ 56	$ 130	$ 23	$ 24	$ (28)	$ (22)	$ 244

Three Months Ended June 30, 2007

(Dollars in millions)	SDG&E	SoCalGas	Commodities	Generation	Pipelines & Storage	LNG	Consolidating Adjustments, Parent & Other	Total

Revenues	$ 659	$ 981	$ 710	$ 277	$ 84	$ (4)	$ (46)	$ 2,661

Cost of Sales and Other Expenses	(473)	(808)	(457)	(249)	(80)	(11)	(2)	(2,080)

Depreciation & Amortization	(75)	(70)	(6)	(13)	(3)	-	(4)	(171)

Gains on Sale of Assets	-	2	-	-	-	-	2	4

Equity Losses Recorded Before Income Tax	-	-	-	-	(3)	-	(3)	(6)

Other Income (Expense), Net	(2)	(2)	-	(2)	1	-	56	51

Income (Loss) Before Interest & Tax (1)	109	103	247	13	(1)	(15)	3	459

Net Interest (Expense) Income (2)	(23)	(10)	-	2	1	-	(15)	(45)

Income Tax (Expense) Benefit	(35)	(39)	(86)	(5)	2	2	18	(143)

Equity Earnings (Losses) Recorded Net of Income Tax	-	-	(6)	-	15	-	-	9

Discontinued Operations	-	-	-	-	-	-	(3)	(3)

Net Income (Loss)	$ 51	$ 54	$ 155	$ 10	$ 17	$ (13)	$ 3	$ 277

(1) Management believes "Income (Loss) before Interest & Taxes" is a useful measurement of our business units' performance because it can be used to evaluate the effectiveness of our operations exclusive of interest and income taxes, neither of which is directly relevant to the efficiency of those operations.

(2) Net Interest (Expense) Income includes Interest Income, Interest Expense and Preferred Dividends of Subsidiaries.

SEMPRA ENERGY
Table F (Unaudited)

Income Statement Data by Business Unit

Six Months Ended June 30, 2008

(Dollars in millions)	SDG&E	SoCalGas	Commodities	Generation	Pipelines & Storage	LNG	Consolidating Adjustments, Parent & Other	Total

Revenues	$ 1,500	$ 2,699	$ 473	$ 928	$ 211	$ (5)	$ (33)	$ 5,773

Cost of Sales and Other Expenses	(1,107)	(2,346)	(395)	(782)	(202)	(44)	(7)	(4,883)

Depreciation & Amortization	(155)	(142)	(6)	(28)	(5)	(2)	(8)	(346)

Gains (Losses) on Sale of Assets	3	-	110	2	-	-	(1)	114

Equity Earnings (Losses) Recorded Before Income Tax	-	-	146	2	20	-	(7)	161

Other Income, Net	8	2	-	2	3	15	6	36

Income (Loss) Before Interest & Tax (1)	249	213	328	124	27	(36)	(50)	855

Net Interest (Expense) Income (2)	(47)	(24)	(9)	(4)	2	(2)	5	(79)

Income Tax (Expense) Benefit	(67)	(76)	(133)	(52)	(15)	1	13	(329)

Equity Earnings Recorded Net of Income Tax	-	-	3	-	36	-	-	39

Net Income (Loss)	$ 135	$ 113	$ 189	$ 68	$ 50	$ (37)	$ (32)	$ 486

Six Months Ended June 30, 2007

(Dollars in millions)	SDG&E	SoCalGas	Commodities	Generation	Pipelines & Storage	LNG	Consolidating Adjustments, Parent & Other	Total

Revenues	$ 1,368	$ 2,349	$ 1,222	$ 674	$ 161	$ (11)	$ (98)	$ 5,665

Cost of Sales and Other Expenses	(989)	(1,999)	(931)	(548)	(150)	(21)	(12)	(4,650)

Depreciation & Amortization	(150)	(139)	(13)	(25)	(6)	-	(7)	(340)

Gains on Sale of Assets	2	2	-	-	-	-	2	6

Equity Losses Recorded Before Income Tax	-	-	-	(1)	(3)	-	(8)	(12)

Other Income (Expense), Net	2	(4)	-	(1)	1	-	70	68

Income (Loss) Before Interest & Tax (1)	233	209	278	99	3	(32)	(53)	737

Net Interest (Expense) Income (2)	(47)	(22)	(2)	9	-	(1)	(28)	(91)

Income Tax (Expense) Benefit	(73)	(78)	(90)	(44)	3	10	66	(206)

Equity Earnings Recorded Net of Income Tax	-	-	40	-	27	-	-	67

Discontinued Operations	-	-	-	-	-	-	(2)	(2)

Net Income (Loss)	$ 113	$ 109	$ 226	$ 64	$ 33	$ (23)	$ (17)	$ 505

(1) Management believes "Income (Loss) before Interest & Taxes" is a useful measurement of our business units' performance because it can be used to evaluate the effectiveness of our operations exclusive of interest and income taxes, neither of which is directly relevant to the efficiency of those operations.

(2) Net Interest (Expense) Income includes Interest Income, Interest Expense and Preferred Dividends of Subsidiaries.